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                                                                    EXHIBIT 99.4


                                   ASSIGNMENT


        For value received, StorMedia Incorporated hereby assigns, transfers and conveys to StorMedia Foreign Sales Corporation all of its rights, duties and obligations arising under the Plan and Agreement dated December 31, 1997.

Dated          December 31, 1997
                                                  StorMedia Incorporated
                                                  By:  /s/ WILLIAM J. ALMON
                                                       -----------------------
                                                  Its: President
                                                       -----------------------
We CONSENT AND APPROVE of the foregoing:
Akashic International, Inc.

/s/ KEIZO YAMADA
------------------------
By: Keizo Yamada
Title: Director


Akashic Memories Corporation

/s/ RONALD J. RITCHIE
------------------------
By: Ronald J. Ritchie
Title:

StorMedia Acquisition Corporation


/s/ WILLIAM J. ALMON
------------------------
By: William J. Almon
Title: